BNY MELLON STRATEGIC MUNICIPALS, INC. (LEO)

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC. (DSM)

Presentation to Institutional Shareholder Services (ISS)

May 18, 2026

BNY | INVESTMENTS

CONTENTS

Pages

Pages	
3-5	Funds and Sub-Adviser Overview
6-7	Providing Consistent, Attractive Income to Shareholders Over Time
8-15	Why Change is Not Warranted
16-17	Appendix A - LEO Board Nominees & Continuing Board Members
18-19	Appendix B - DSM Board Nominees & Continuing Board Members
20	Appendix C - LEO Fund Fact Sheet
21	Appendix D - DSM Fund Fact Sheet
22	Appendix E - Closed-End Fund Support
23	Appendix F - Latest Broadridge Selected 15c Peers
24	Appendix G - Portfolio Manager Biographies
25-26	Disclosures

LEO Fund Overview

Consistently Putting Shareholders First Since 1987

**BNY Mellon Strategic Municipals, Inc. (LEO) was established in September 1987.
It is a diversified, closed-end management investment company.**

Investment Objective	LEO's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.
Investment Strategy	Under normal market conditions, LEO will invest at least 80% of its net assets in municipal obligations that provide income exempt from federal income tax.
Portfolio Managers	Jeffrey Burger, CFA and Thomas Casey are LEO's primary portfolio managers, positions they have held since July 2014 and February 2026, respectively. Messrs. Burger and Casey are both senior portfolio managers for tax-sensitive strategies at Insight North America, LLC, LEO's sub-adviser. For additional information about LEO, including historical performance, please see the Fund's most recent quarterly fact sheet, included as Appendix C to this presentation.

DSM Fund Overview

Consistently Putting Shareholders First Since 1989

BNY Mellon Strategic Municipal Bond Fund, Inc. (DSM) was established in November 1989. It is a diversified, closed-end management investment company.

Investment Objective	LEO's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.
Investment Strategy	Under normal market conditions, DSM will invest all of its net assets in municipal obligations that provide income exempt from federal income tax.
Portfolio Managers	Jeffrey Burger, CFA and Thomas Casey are LEO's primary portfolio managers, positions they have held since July 2014 and February 2026, respectively. Messrs. Burger and Casey are both senior portfolio managers for tax-sensitive strategies at Insight North America, LLC, LEO's sub-adviser. For additional information about DSM, including historical performance, please see the Fund's most recent quarterly fact sheet, included as Appendix D to this presentation.

Sub-Adviser Overview

Investment Strategies from Leader in Fixed Income Industry

DSM and LEO (the Funds) are advised by BNY Mellon Investment Adviser, Inc. and sub-advised by Insight North America LLC, both of which are subsidiaries of The Bank of New York Mellon Corporation.

Insight INVESTMENT Insight Investment is a leading global fixed income asset manager with a differentiated approach seeking to deliver consistent outcomes for clients	**$841.0B** Assets Under Management[1]	**#1** Leader in Fixed Income by Consultants[2]	**#1** Global Leader in LDI Solutions[3]
BNY | INVESTMENTS BNY Investments is made up of specialty investment managers delivering focused products to clients	**$2.1T** Assets Under Management[4]	**7th** Largest US Institutional Money Manager[5]	**TOP 15** Global Asset Manager[6]
BNY Clients benefit from BNY's global scale, financial strength and industry leadership with more than 240 years of history	**$59.4T** Assets Under Custody and/or Administration[4]	**20%** Touches Approximately 20% of the World's Investable Assets[7]	**G-SIB** Global Systemically Important Bank[8]

[1] As of March 31, 2026. Assets under management (AUM) are represented by the value of the client's assets and liabilities Insight is asked to manage. Insight North America (INA) is part of 'Insight' or 'Insight Investment', the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited (IIMG), Insight Investment International Limited (IIIL) and Insight Investment Management (Europe) Limited (IIMEL). [2] Overall Quality Index results from Greenwich Associates' 2025 UK survey Results are based on interviews with 8 UK consultants evaluating fixed income managers. Greenwich Quality Index (GQI) scores for each evaluator range from 1,000='Excellent' to 0='Poor' with a population mean of 500. Greenwich Quality Index Overall is a composite of Investment and Service scores. The rankings and awards presented above were given to Insight Investment Management (Global) Limited, an affiliate company of Insight North America and Insight Investment International Limited. [3] Source: P&I 'Largest Money Managers' survey, published June 16, 2025. Insight is ranked number one for total worldwide AUM as of December 31, 2024, for the 'Managers of LDI Strategies' and 'Managers of LDI Strategies for Retirement Plans' categories. [4] BNY as of March 31, 2026. [5] Pensions & Investments (P&I), June 2025; ranked by total worldwide institutional AUM, as of December 31, 2024. [6] P&I, November 2025. Ranked by total AUM as of December 31, 2024. [7] Securities Industry and Financial Markets Association (SIFMA) and BNY calculations, as of March 2026. [8] Financial Stability Board (FSB) as of November 2025. Consists of a set of policy measures, including stringent risk management protocols, to address the systematic and moral hazard risks associated with being a systemically important financial institution whose failure might trigger a financial crisis. Compensation was not provided for these surveys or rankings.

Providing Consistent, Attractive Income to Shareholders Over Time

The Funds' Investment Objective is Designed to Provide for Shareholders' Financial Futures, Not Short-Term Gains

Strategies Intended to Provide Consistent Long-Term Income to Shareholders

- The Funds are designed to be long-term investments to help shareholders plan for their financial future by providing consistent, attractive income through multiple market cycles.
- Both Funds offer a broad opportunity for diversification and exposure to an asset class and strategy that long-term shareholders would not normally be able to access.

LEO	DSM
• Seeks to provide investors a monthly federal tax-exempt dividend by investing primarily in a mix of high quality and high yielding municipal bonds. • With yield scarce across many bond securities, investors may be drawn to municipal bonds because of their local government appeal and tax-exempt status. • The management team is very experienced investing in municipal bonds and the fund has a history of over 30 years. • May be appropriate as a core municipal bond holding within diversified portfolios.	• Seeks to provide investors a monthly federal tax-exempt dividend by investing primarily in high quality municipal bonds. • With yield scarce across many bond securities, investors may be drawn to municipal bonds because of their local government appeal and tax-exempt status. • The management team is very experienced investing in municipal bonds and the fund has a history of over 30 years. • May be appropriate as a conservative municipal bond holding within diversified portfolios.

Providing Consistent, Attractive Income to Shareholders Over Time

The Funds' Investment Objective is Designed to Provide for Shareholders' Financial Futures, Not Short-Term Gains

	Average Monthly Dividend	Total Distributed Dividend	Return of Capital	Recent Monthly Dividend Increases
BNY Mellon Strategic Municipals, Inc. (LEO)	0.031	3.897	NONE	**June 2025** (0.019 to 0.023) **February 2026** (0.023 to 0.026)
BNY Mellon Strategic Municipal Bond Fund, Inc. (DSM)	0.030	3.713	NONE	**June 2025** (0.018 to 0.023) **February 2026** (0.023 to 0.026)

- Over the past ten years, the average monthly distribution that LEO's shareholders received was $0.031 while DSM's shareholders received $0.030.
- DSM and LEO have **never paid a Return of Capital** since their inception, instead only distributing earned income to shareholders.
  - The Morningstar universe of National Municipal closed-end funds has an average of 47 cents a share as a return of capital over the past 3 years through March 2026.
- Both funds have **increased** their monthly dividend rate **twice** since June 2025.

Note: 10-year period runs from January 2016 though April 2026. Morningstar universe comprised of US CE High Yield Muni, US CE Muni National Long and US CE Muni National Intermediate categories.

Why Change Is Not Warranted

The Director Nominees Serve the Interests of All Shareholders

Funds' Boards Are Best Positioned to Continue Protecting Long-Term Shareholders' Interests

- The Board of Directors of LEO and DSM, including the Board Nominees of the Funds, have demonstrated their ability to consistently deliver value to stockholders, including:

Strong Fund Performance

The **Funds have outperformed their benchmark**, the Bloomberg U.S. Municipal Bond Index, on a net asset value basis for six of the past ten calendar years.

Favorable Relative Total Expenses

The **Funds' total expenses rank in the first quartile of their Lipper peer categories** as of December 31, 2025. Further, for the benefit of shareholders, the Board has worked with the Fund's investment adviser to agree, until May 31, 2027, **to waive receipt of a portion of its investment advisory fee from the Funds** in the amount of .10% of the value of the Funds' average weekly net assets.

Continuous Investment Program

The Funds' experienced portfolio management teams provide continuity of investment process for shareholders. The **Funds' recent change in portfolio management**, in February 2026, **has improved the Funds' performance**.

Why Change Is Not Warranted - LEO - Discount Management

Discount Has Narrowed and Recently Improved Versus Broadridge-Selected 15c Peer Group

LEO Premium/Discount vs Peer Group Average


0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
-16.0%
-18.0%
LEO Discount:
-6.32% a/o 5/13/26
Dec-24, -13.84%
June 2025
Dividend Increase
February 2026
Dividend Increase
and added Tom Casey as
Portfolio Manager
May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25 Feb-25 Mar-25 Apr-25 May-25 Jun-25 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 Apr-26
LEO
Peer Group Average

Source: Morningstar Direct, as of April 30, 2026. See Appendix F for list of peers.

Why Change Is Not Warranted - DSM – Discount Management

Discount Has Narrowed and Recently Improved Versus Broadridge-Selected 15c Peer Group

DSM Premium/Discount vs Peer Group Average


0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
-16.0%
-18.0%
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
DSM Discount:
-4.20% a/o 5/13/26
Dec-24, -13.15%
June 2025 Dividend Increase
February 2026 Dividend Increase and added Tom Casey as Portfolio Manager
DSM
Peer Group Average

Source: Morningstar Direct, as of April 30, 2026. See Appendix D for list of peers.

BNY | INVESTMENTS

Why Change Is Not Warranted - Discount Management

DSM and LEO Discounts Have Narrowed During the Same Period that Discounts on Funds Managed by Saba Have Widened

Saba has not demonstrated an ability to manage discounts on their own CEFs


0.00
-2.00
-4.00
-6.00
-8.00
-10.00
-12.00
-14.00
-16.00
5/30/2025
6/30/2025
7/31/2025
8/31/2025
9/30/2025
10/31/2025
11/30/2025
12/31/2025
1/31/2026
2/28/2026
3/31/2026
4/30/2026
DSM
LEO
BRW
SABA

Source: Morningstar Direct, as of May 12, 2026.

For Use with Financial Professionals and Institutional Investors Only. Not for Use with the General Public.

BNY | INVESTMENTS

Why Change Is Not Warranted - LEO - Performance

Performance Versus Most Recent Broadridge-Selected 15c Peer Group

LEO NAV Return vs Peer Group Average


8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
7.55%
6.97%
3.42%
3.28%
-0.91%
-1.09%
1.74%
1.80%
1Y
3Y
5Y
10Y
LEO
Peer Group

LEO Market Return vs Peer Group Average


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
13.05%
9.73%
4.19%
4.49%
-1.99%
-2.31%
1.15%
1.36%
1Y
3Y
5Y
10Y
LEO
Peer Group

Source: Morningstar Direct, as of April 30, 2026. See Appendix D for list of peers.

Why Change Is Not Warranted - DSM - Performance

Performance Versus Most Recent Broadridge-Selected 15c Peer Group

DSM NAV Return vs Peer Group Average


8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
7.46%
7.05%
2.99%
3.29%
-1.15%
-1.10%
1.49%
1.76%
1Y
3Y
5Y
10Y
DSM
Peer Group

DSM Market Return vs Peer Group Average


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
12.66%
9.61%
5.36%
4.72%
-1.12%
-2.01%
1.11%
1.36%
1Y
3Y
5Y
10Y
DSM
Peer Group

Source: Morningstar Direct, as of April 30, 2026. See Appendix D for list of peers.

Why Change Is Not Warranted

The Director Nominees Serve the Interests of All Shareholders

The Funds' Boards of Directors maintain strong corporate governance standards, as evidenced by their independent and recently refreshed Board composition, shareholder-friendly governance practices, and comprehensive committee-level risk oversight:

Board Refresh	The Funds have each elected **four new, independent Board members**, effective January 1, 2026, adding to a diversity of viewpoints and fresh perspectives.
Independent Boards	The Funds' Boards of Directors are **all classified as independent** from the Funds' adviser, sub-adviser, and The Bank of New York Mellon Corporation.
Shareholder Voice	LEO and DSM both **maintain a plurality vote standard for all Director elections** to ensure shareholders' voices are heard.
Shareholder-Friendly Structure	There is **no control share provision** in either Fund's by-laws.
Risk Oversight	The Independent Directors of each Fund maintain **independent risk oversight** through Litigation, Audit, Nominating and Compensation Committees.

Why Change is Not Warranted – LEO and DSM

Director Nomination Submitted by Activist Hedge Fund is Unnecessary, Given the Fund-First Approach of Funds' Board of Directors

The Funds are led by effective, experienced and diverse Boards of Directors that put shareholders first, with four new Board members recently added to each Fund that have brought fresh perspectives.

Change is not warranted for the following reasons:

The investment team has doubled the size of its municipal credit research team over the past two years, strengthening its ability to drive disciplined credit diversification, sector allocation and high-quality bond selection with resilient cash flows and attractive relative value, while overweighting higher-yielding parts of the curve enhances the portfolio's overall yield profile.
Additionally, each Fund's 1-year performance on an NAV and Market basis is now beating their 15c peer group average.

Two recent dividend increases add to a history of consistent monthly income distributions without the need for a return of capital.

Each Funds' total expenses rank in the first quartile of their Lipper peer categories as of December 31, 2025 and have a waiver of a portion of their investment advisory fee in place until May 31, 2027.

Each Fund's discount has narrowed by more than 50% since 2024 year-end.

The Funds have strong corporate governance from Boards of Directors with the skills and requisite experience to act in the best interest of all shareholders. The Funds do not have control share provisions in their by-laws, they maintain a plurality vote standard, and have a refreshed Board composition.

Discount Information: December 31, 2024 LEO (-13.84%) DSM (-13.15%). May 11, 2026 LEO (-5.68%) DSM (-4.92%).

Appendix A – LEO Board Nominees

Bradley J. Skapyak, Alan H. Howard and Robin A. Melvin



Bradley J. Skapyak (Director of LEO since 2026)
Mr. Skapyak has over 30 years of experience in the investment funds industry. From January 2010 through May 2019, he served as President of the funds in the BNY Mellon Family of Funds.



Alan H. Howard (Director of LEO since 2018)
Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services. He also serves on the Boards of Directors of Movado Group, Inc., New England Expert Technologies Corp. and Siddhi Acquisition Corp.



Robin A. Melvin (Director of LEO since 1995)
Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization, from 2014 to 2020, and as a Board member from 2013 to 2020. She also serves on the Boards of Trustees of HPS Corporate Lending Fund and HPS Corporate Capital Solutions Fund.

Appendix A – LEO Continuing Board Members

Roslyn M. Watson, Francine J. Bovich, Andrew J. Donohue, Joan L. Gulley, Benaree Pratt Wiley, Burton N. Wallack, Joseph S. DiMartino



Roslyn M. Watson (Director of LEO since 2026)
Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. She currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, The Hyams Foundation, Inc. (emeritus) and Simmons College.



Francine J. Bovich (Director of LEO since 2026)
Ms. Bovich currently serves as a Trustee for The Bradley Trusts and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025. She currently serves as a member of the Investment Committee for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.



Andrew J. Donohue (Director of LEO since 2026)
Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010.



Joan L. Gulley (Director of LEO since 2017)
Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. from 1993 until her retirement in 2014. She served as a Governor and President of the Orchid Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.



Benaree Pratt Wiley (Director of LEO since 2016)
Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc. She has served on the Board of CBIZ (NYSE:CBZ) since 2008.



Burton N. Wallack (Director of LEO since 2006)
Mr. Wallack has been the President and co-owner of Wallack Management Company, a real estate management company, since 1987. He has also served as a board member for Mount Sinai Hospital Urology since 2017.



Joseph S. DiMartino (Director of LEO since 1995)
Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation, including portfolio manager, President, Chief Operating Officer and a director.

Appendix B – DSM Board Nominees

Roslyn M. Watson, Joan L. Gulley and Burton N. Wallack







Roslyn M. Watson (Director of DSM since 2026)
Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. She currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, The Hyams Foundation, Inc. (emeritus) and Simmons College.

Joan L. Gulley (Director of DSM since 2017)
Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. from 1993 until her retirement in 2014. She served as a Governor and President of the Orchid Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

Burton N. Wallack (Director of DSM since 2006)
Mr. Wallack has been the President and co-owner of Wallack Management Company, a real estate management company, since 1987. He has also served as a board member for Mount Sinai Hospital Urology since 2017.

Appendix B - DSM Continuing Board Members

Bradley J. Skapyak, Francine J. Bovich, Andrew J. Donohue, Alan H. Howard, Benaree Pratt Wiley, Robin A. Melvin, Joseph S. DiMartino



Bradley J. Skapyak (Director of DSM since 2026)
Mr. Skapyak has over 30 years of experience in the investment funds industry. From January 2010 through May 2019, he served as President of the funds in the BNY Mellon Family of Funds.



Francine J. Bovich (Director of DSM since 2026)
Ms. Bovich currently serves as a Trustee for The Bradley Trusts and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025. She currently serves as a member of the Investment Committee for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.



Andrew J. Donohue (Director of DSM since 2026)
Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010.



Alan H. Howard (Director of DSM since 2018)
Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services. He also serves on the Boards of Directors of Movado Group, Inc., New England Expert Technologies Corp. and Siddhi Acquisition Corp.



Benaree Pratt Wiley (Director of DSM since 2016)
Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc. She has served on the Board of CBIZ (NYSE:CBZ) since 2008.



Robin A. Melvin (Director of DSM since 1995)
Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization, from 2014 to 2020, and as a Board member from 2013 to 2020. She also serves on the Boards of Trustees of HPS Corporate Lending Fund and HPS Corporate Capital Solutions Fund.



Joseph S. DiMartino (Director of DSM since 1995)
Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation, including portfolio manager, President, Chief Operating Officer and a director.

Appendix C – LEO Fund Fact Sheet

BNY Mellon Strategic Municipals, Inc.

Fact Sheet | March 31, 2026

Ticker: LEO

Goal: The fund Seeks to provide investors a monthly federal tax-exempt dividend by investing primarily in a mix of high quality and high yielding municipal bonds.

Inception Date
9/23/87
Net Assets
$498,526,695
Managed Assets[1]
$637,571,695
Total Leverage[2]
34.18%
NAV 3/31/26
$6.74
Market Price 3/31/26
$6.29
Premium/Discount[4]
-6.68%
Average Daily Volume (in shares)[5]
45,228
Shares Outstanding (Common Stock)
62,290,854
52-Week Low/High (Market Price)
$5.64-$6.54
Holdings[6]
270
Modified Duration to Worst[6,7]
10.80 Years
Average Effective Maturity[6,8]
19.10 years
Weighted Average Coupon[6,9]
5.24%
Distribution Frequency
Monthly
Morningstar Category
High Yield Municipal
Distribution Rate (Market Price)[10]
4.96%
Investment Adviser
BNY Mellon Investment Adviser, Inc.
Sub-Adviser
Insight North America LLC
Total Expenses (%)[3]

Class	Gross[i]	Net[ii]
Fund	2.85	2.73

Historical Performance



Market Price
NAV
30%
20%
10%
0%
-10%
-20%
-30%
-40%
4.58%
5.79%
-24.09%
-10.61%
0.11%
8.08%
6.94%
3.91%
9.80%
1.90%
2021
2022
2023
2024
2025

Total Returns

Ticker/Inception Date	3 Month (03/31/26)	YTD (03/31/26)	Average Annual (03/31/26) 1 Year	3 Year	5 Year	10 Year	Inception
LEO Market Price 9/23/87	0.06%	0.06%	7.45%	4.44%	-1.72%	1.39%	5.38%
LEO NAV 9/23/87	-0.45%	-0.45%	3.47%	3.26%	-0.56%	2.05%	5.76%

The performance data quoted represents past performance, which is no guarantee of future results. Share price, yield and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Returns are net of fund expenses, and assume reinvestment of distributions. Investors who purchase shares of the fund through a financial professional may separately pay a fee to that service provider. The returns do not reflect broker sales charges or commissions. Performance for periods less than 1 year is not annualized.

[i]Gross expenses is the total annual operating expense ratio for the fund, before any fee waivers or expense reimbursements. [ii]Net Expenses is the total annual operating expense ratio for the fund, after any applicable fee waivers or expense reimbursements. The net expense ratio(s) reflect a contractual expense reduction agreement through 5/31/2026, without which, the returns would have been lower. The Net Expenses is the actual fund expense ratio applicable to investors.

A fund's **NAV** is the sum of all its assets less any liabilities, divided by the number of shares outstanding. **Market Price** performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times.

Distribution History[11]

Ex Date	Distribution per share
1/14/2026	$0.023
2/12/2026	$0.026
3/12/2026	$0.026

NAV is Net Asset Value. **FDIC** is Federal Deposit Insurance Corp. **YTD** is Year to Date. **CFA®** and **Chartered Financial Analyst®** are registered trademarks owned by the CFA Institute. **Yrs** is years. **CEF** is closed-end fund. **IPO** is initial public offering. **DIV** is dividend.

Not FDIC-Insured. Not Bank-Guaranteed. May Lose Value.

BNY | INVESTMENTS

BNY Mellon Strategic Municipals, Inc.

Credit Quality[A,12,13,14]

Rating	Fund (%)
AAA	2.96
AA	17.49
A	28.84
BBB	20.52
BB	15.29
B	0.85
Not Rated	14.05
Total	**100.0**

Top 10 Industries[A,14]

Industry	Fund (%)
Health Care	21.20
Education	19.34
Transportation	13.75
Special Tax	10.31
State/Territory General Obligation	5.39
Industrial Revenue	4.55
Utility-Electric Revenues	4.52
Housing	4.52
Utility-Water & Sewer	4.29
Tobacco	3.87

Maturity Distribution[A,14]

Time Period	Fund (%)
< 1 Year	0.16
1 - 3 Years	3.85
3 - 5 Years	3.75
5 - 7 Years	6.57
7 - 10 Years	8.23
10 - 20 Years	23.62
20+ Years	53.82

Portfolio Manager(s)

Jeffrey Burger, CFA
Fund 2014
Industry 2000

Thomas Casey
Fund 2026
Industry 1988

Investors should consider the investment objectives, risks, charges, and expenses of the fund carefully before investing. For more information, call 1-800-373-9387 or visit bny.com/investments

[1]**Managed assets** is the total assets of the fund, including any assets attributable to leverage, minus the fund's accrued liabilities, other than any liabilities or obligations attributable to leverage. [2]**Total Leverage** is the amount of borrowed funds used to purchase assets in order to potentially enhance returns. [3]Expenses include: Management Fee: 0.75%; Other Expenses: 2.24%. Please see the fund's Annual Report for full information on expenses. [4]**Premium/Discount** Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares, because shares are bought and sold at current market prices. [5]**Average Daily Volume** is the average number of shares traded within a day in a given stock. [6]Portfolio composition is as of 3/31/2026 and is subject to change at any time. [7]**Modified Duration to Worst** — Yield change calculated to the priced to worst date, including all call features. [8]**Average Effective Maturity** is the weighted average of the effective maturity dates of the fixed-income securities in the fund's holdings. It does not take into account the fund's use of leverage. [9]**Weighted Average Coupon** is calculated from a fund's portfolio by weighting the coupon of each bond by its relative size in the portfolio. Coupons are percentages paid out on a fixed-income security on a periodic basis. [10]**Distribution Rate** represents the latest declared regular distribution, annualized, relative to the market price as of quarter end. Special distributions, including special capital gains distributions, are not included in the calculation. Distributions are sourced entirely from net investment income, unless otherwise noted. [11]There is no guarantee that dividends will be paid. You should not draw any conclusions about the Fund's investment performance from the amount of the fund's distributions. Trading CEFs will also generate tax consequences and transaction expenses. This information is general in nature and is not intended to constitute tax advice. Please consult your own legal or tax professional for more detailed information as it relates to your specific situation. **Past performance does not guarantee future results.** Based on managed assets. [12]Bond ratings reflect the rating entity's evaluation of the issuer's ability to pay interest and repay principal on the bond on a timely basis. Bonds rated BBB/Baa or higher are considered investment grade, while bonds rated BB/Ba or lower are considered speculative as to the timely payment of interest and principal. [13]Credit ratings reflect only those assigned by S&P, Moody's, and/or Fitch. Split-rated securities, if any, are reported in the higher rating category. [14]Source: Insight Investment.

Shares of closed-end funds (CEF) are sold in the open market through a stock exchange. Shares may only be purchased or sold through registered broker/dealers. Closed-end funds, unlike open-end funds, are typically not continuously offered. An investment in CEFs presents a number of risks and is not appropriate for all investors. Investors should carefully review and consider potential risks before investing. Closed End Funds (CEFs) are exposed to much of the same risk as other exchange traded products, including liquidity risk on the secondary market, credit risk, concentration risk and discount risk. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund's net asset value may decrease.

Risks: Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. **High yield bonds** involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer's ability to pay interest and repay principal on a timely basis. The use of **derivatives** involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the underlying instruments or the portfolio's other investments.

The Fund is subject to investment risk, including the possible loss of the entire amount you invest.

This material is for informational purposes only and should not be considered as investment advice or a recommendation of any particular investment, strategy, or investment manager. Please consult with your own tax, legal or financial professional regarding your particular situation.

For additional information on the fund, please refer to the fund's most recent shareholder report.

BNY Mellon Investment Adviser, Inc., Insight North America LLC (the fund's sub-adviser) and BNY Mellon Securities Corporation are subsidiaries of BNY. BNY is the corporate brand of The Bank of New York Mellon Corporation.

MARK-915268-2026-04-10
0853CEF-0326

BNY | INVESTMENTS

Appendix D - DSM Fund Fact Sheet

BNY Mellon Strategic Municipal Bond Fund, Inc.

Fact Sheet | March 31, 2026

Ticker: DSM

Goal: Seeks to provide investors a monthly federal tax-exempt dividend by investing primarily in high quality municipal bonds.

Inception Date
11/22/89

Net Assets
$364,121,359

Managed Assets[1]
$482,456,359

Total Leverage[2]
34.75%

NAV 3/31/26
$6.37

Market Price 3/31/26
$6.01

Premium/Discount[4]
-5.65%

Average Daily Volume (in shares)[5]
24,458

Shares Outstanding (Common Stock)
49,428,691

52-Week Low/High (Market Price)
$5.37-$6.28

Holdings[6]
238

Modified Duration to Worst[6,7]
12.01 Years

Average Effective Maturity[6,8]
19.45 years

Weighted Average Coupon[6,9]
5.22%

Distribution Frequency
Monthly

Morningstar Category
High Yield Municipal

Distribution Rate (Market Price)[10]
5.19%

Investment Adviser
BNY Mellon Investment Adviser, Inc.

Sub-Adviser
Insight North America LLC

Total Expenses (%)[3]

Class	Gross[1]	Net[11]
Fund	2.99	2.87

Historical Performance



Market Price
NAV
30%
20%
10%
0%
-10%
-20%
-30%
-40%
10.90%
4.90%
-26.96%
-18.19%
3.18%
8.63%
5.54%
2.80%
10.88%
1.60%
2021
2022
2023
2024
2025

Total Returns

Ticker/Inception Date	3 Month (03/31/26)	YTD (03/31/26)	Average Annual (03/31/26) 1 Year	3 Year	5 Year	10 Year	Inception
DSM Market Price 11/22/89	-1.39%	-1.39%	9.10%	4.23%	-0.85%	1.46%	4.96%
DSM NAV 11/22/89	-0.94%	-0.94%	3.28%	2.70%	-0.80%	1.79%	5.33%

The performance data quoted represents past performance, which is no guarantee of future results. Share price, yield and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Returns are net of fund expenses, and assume reinvestment of distributions. Investors who purchase shares of the fund through a financial professional may separately pay a fee to that service provider. The returns do not reflect broker sales charges or commissions. Performance for periods less than 1 year is not annualized.

[1]Gross expenses is the total annual operating expense ratio for the fund, before any fee waivers or expense reimbursements. [11]Net Expenses is the total annual operating expense ratio for the fund, after any applicable fee waivers or expense reimbursements. The net expense ratio(s) reflect a contractual expense reduction agreement through 5/31/2026, without which, the returns would have been lower. The Net Expenses is the actual fund expense ratio applicable to investors.

A fund's **NAV** is the sum of all its assets less any liabilities, divided by the number of shares outstanding. **Market Price** performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times.

Distribution History[11]

Ex Date	Distribution per share
1/14/2026	$0.023
2/12/2026	$0.026
3/12/2026	$0.026

NAV is Net Asset Value. **FDIC** is Federal Deposit Insurance Corp. **YTD** is Year to Date. **CFA**® and **Chartered Financial Analyst**® are registered trademarks owned by the CFA Institute. **Yrs** is years. **CEF** is closed-end fund. **IPO** is initial public offering. **DIV** is dividend.

Not FDIC-Insured. Not Bank-Guaranteed. May Lose Value.

BNY | INVESTMENTS

BNY Mellon Strategic Municipal Bond Fund, Inc.

Credit Quality[6,12,13,14]

Rating	Fund (%)
AAA	4.42
AA	20.27
A	30.69
BBB	22.38
BB	8.98
B	0.48
CCC	0.69
Not Rated	12.09
Total	**100.0**

Top 10 Industries[6,14]

Industry	Fund (%)
Health Care	22.88
Transportation	15.71
Education	14.65
Special Tax	11.66
State/Territory General Obligation	6.03
Utility-Water & Sewer	5.03
Housing	4.93
Utility-Electric Revenues	3.79
Industrial Revenue	3.75
Tobacco	2.47

Maturity Distribution[6,14]

Time Period	Fund (%)
< 1 Year	0.62
1 - 3 Years	4.52
3 - 5 Years	3.10
5 - 7 Years	3.09
7 - 10 Years	5.83
10 - 20 Years	27.61
20+ Years	55.33

Portfolio Manager(s)

Jeffrey Burger, CFA
Fund 2014
Industry 2000

Thomas Casey
Fund 2026
Industry 1988

Investors should consider the investment objectives, risks, charges, and expenses of the fund carefully before investing.
For more information, call 1-800-373-9387 or visit bny.com/investments

[1]**Managed assets** is the total assets of the fund, including any assets attributable to leverage, minus the fund's accrued liabilities, other than any liabilities or obligations attributable to leverage. [2]**Total Leverage** is the amount of borrowed funds used to purchase assets in order to potentially enhance returns. [3]Expenses include: Management Fee: 0.50%; Other Expenses: 2.49%. Please see the fund's Annual Report for full information on expenses. [4]**Premium/Discount** Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares, because shares are bought and sold at current market prices. [5]**Average Daily Volume** is the average number of shares traded within a day in a given stock. [6]Portfolio composition is as of 3/31/2026 and is subject to change at any time. [7]**Modified Duration to Worst** — Yield change calculated to the priced to worst date, including all call features. [8]**Average Effective Maturity** is the weighted average of the effective maturity dates of the fixed-income securities in the fund's holdings. It does not take into account the fund's use of leverage. [9]**Weighted Average Coupon** is calculated from a fund's portfolio by weighing the coupon of each bond by its relative size in the portfolio. Coupons are percentages paid out on a fixed-income security on a periodic basis. [10]**Distribution Rate** represents the latest declared regular distribution, annualized, relative to the market price as of quarter end. Special distributions, including special capital gains distributions, are not included in the calculation. Distributions are sourced entirely from net investment income, unless otherwise noted. [11]There is no guarantee that dividends will be paid. You should not draw any conclusions about the Fund's investment performance from the amount of the fund's distributions. Trading CEF's will also generate tax consequences and transaction expenses. This information is general in nature and is not intended to constitute tax advice. Please consult your own legal or tax professional for more detailed information as it relates to your specific situation. **Past performance does not guarantee future results.** Based on managed assets. [12]Bond ratings reflect the rating entity's evaluation of the issuer's ability to pay interest and repay principal on the bond on a timely basis. Bonds rated BBB/Baa or higher are considered investment grade, while bonds rated BB/Ba or lower are considered speculative as to the timely payment of interest and principal. [13]Credit ratings reflect only those assigned by S&P, Moody's, and/or Fitch. Split-rated securities, if any, are reported in the higher rating category. [14]Source: Insight Investment.

Shares of closed-end funds (CEF) are sold in the open market through a stock exchange. Shares may only be purchased or sold through registered broker/dealers. Closed-end funds, unlike open-end funds, are typically not continuously offered. An investment in CEFs presents a number of risks and is not appropriate for all investors. Investors should carefully review and consider potential risks before investing. Closed End Funds (CEFs) are exposed to much of the same risk as other exchange traded products, including liquidity risk on the secondary market, credit risk, concentration risk and discount risk. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund's net asset value may decrease.

Risks: Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. **High yield bonds** involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer's ability to pay interest and repay principal on a timely basis. The use of **derivatives** involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the underlying instruments or the portfolio's other investments.

The Fund is subject to investment risk, including the possible loss of the entire amount you invest.
This material is for informational purposes only and should not be considered as investment advice or a recommendation of any particular investment, strategy, or investment manager. Please consult with your own tax, legal or financial professional regarding your particular situation.

For additional information on the fund, please refer to the fund's most recent shareholder report.
BNY Mellon Investment Adviser, Inc., Insight North America LLC (the fund's sub-adviser) and BNY Mellon Securities Corporation are subsidiaries of BNY. BNY is the corporate brand of The Bank of New York Mellon Corporation.

MARK-915266-2026-04-10
0852CEF-0326

Appendix E – Closed-End Fund Support

BNY Launched an Enhanced Closed-End Fund Shareholder Education Website in Late 2024 to Support These Funds


EXPLORING CLOSED-END FUNDS
Closed-end funds (CEFs) may offer important benefits to investors, including the potential for consistent income, diversification and professional management.
What makes closed-end funds unique?
Pursue higher distribution rates
Intraday liquidity
Access to a broader range of securities
Leverage
Shares trade at a premium or discount


Understanding Closed-End Funds
Despite the name, closed-end funds are not closed to new investors. Shares of closed-end funds can be bought and sold on the open market after a fund's initial public offering.
CLOSED-END FUNDS
INITIAL PUBLIC OFFERING
SECONDARY MARKET
Predetermined asset base
Consistent asset base remains the same


Investor Education
Read more about closed-end funds and how they work:
EXPLORING CLOSED-END FUNDS
A CLOSER LOOK AT CLOSED-END FUNDS
Learn more
Learn More

Source: BNY, May 2026. https://www.bny.com/investments/us/en/intermediary/closed-end-funds.html

Appendix F – Latest Broadridge Selected 15c Peers

October 2025 Board Meeting

LEO

BNY Mellon Strategic Municipals Inc

- AllianceBernstein National Municipal Income Fund
- **BNY Mellon Strategic Municipals, Inc**
- BlackRock MuniVest Fund, Inc
- DWS Municipal Income Trust
- Invesco Advantage Municipal Inc Trust II
- NYLI MacKay DefinedTerm Muni Opportunity Fund
- Neuberger Berman Municipal Fund Inc.
- Nuveen Dynamic Municipal Opportunities Fund
- PIMCO Municipal Income Fund II
- Putnam Municipal Opportunities Trust

DSM

BNY Mellon Strategic Municipal Bond Fund Inc

- AllianceBernstein National Municipal Income Fund
- **BNY Mellon Strategic Municipal Bond Fund, Inc**
- BlackRock Municipal Income Quality Trust
- DWS Municipal Income Trust
- Federated Hermes Premier Municipal Income Fund
- Invesco Advantage Municipal Income Trust II
- NYLI MacKay DefinedTerm Muni Opportunities Fund
- Neuberger Berman Municipal Fund Income
- Nuveen Dynamic Municipal Opportunities Fund
- PIMCO Municipal Income Fund II
- Putnam Municipal Opportunities Trust
- abrdn National Municipal Income Fund

Note:
1 LEO peer fund (Blackrock MuniVest Fund) has merged with another closed end fund since October 2025.
1 DSM peer fund (Blackrock Quality Municipal Trust) has merged with another closed end fund since October 2025.

Appendix G - Portfolio Manager Biographies

Jeffrey Burger, CFA

Senior Portfolio Manager, Municipal Bonds

Jeffrey joined Insight in September 2021 as a senior portfolio manager following the transition of Mellon Investments' fixed income strategies to Insight. He has been in the investment industry since 1998 and joined Mellon Investments in 2009. He is responsible for managing US municipal bond strategies for institutional, high net worth and mutual fund clients, including international clients. Previously, Jeffrey worked at Columbia Management as a portfolio manager and senior research analyst and at Fitch Ratings as a senior-level analyst. Jeff was elected to the Society of Municipal Analysts in 2019 and is a former chairman and member of the executive committee for the National Federation of Municipal Analysts. He is also a past president of the Boston Municipal Analysts Forum. Jeffrey earned an MPA from the Maxwell School of Citizenship and Public Affairs at Syracuse University and a BA degree, cum laude, in Policy Studies and Public Relations from Syracuse University. He is a CFA charterholder and is a member of the CFA Institute.

Thomas Casey

Senior Portfolio Manager, Municipal Bonds

Tom joined Insight in September 2021 following the transition of Mellon Investments' fixed income strategies to Insight. He has been in the investment industry since 1989 and joined Mellon Investments in 1993 as a trader and portfolio analyst on the US Municipal Team. He is now a senior portfolio manager for US municipal bond strategies responsible for managing US Municipal Bond portfolios for institutional, insurance and high net worth clients. Tom worked as an analyst at State Street Bank & Trust Company before joining Mellon Investments. He earned an MBA and a BA from Boston College.

DISCLOSURES

Disclaimers & Disclosures

Important Information about the Funds

This material is not an advertisement and is intended for existing shareholder use only. This document and the information contained herein relates solely to BNY Mellon Strategic Municipals, Inc. (LEO) and BNY Mellon Strategic Municipal Bond Fund, Inc. (DSM). The information contained herein does not relate to, and is not relevant to, any other fund or product advised by BNY Mellon Investment Adviser, Inc. or any of its affiliates. This document is not an offer to sell any securities and is not a solicitation of an offer to buy any securities.

Common shares for the closed-end fund identified above are only available for purchase and sale at current market price on a stock exchange. A closed-end fund's dividend yield, market price and NAV will fluctuate with market conditions. The information for these Funds is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.